UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Alaska Air Group, Inc.

(Name of Registrant as Specified In Its Charter)

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The following two articles were posted on the Alaska Airlines, Inc. and Horizon Air Industries, Inc., internal intranet sites which are accessible to such companies’ respective employees, on May 14, 2007, and May 18, 2007, respectively.

Employee shareholders urged to vote shares

May 14, 2007

Employees who own shares of Alaska Air Group common stock will soon receive notification of the annual meeting and an instruction form for voting their shares.

The notification, which will also include the company’s 2006 Annual Report and 2007 Proxy Statement, was mailed via the U.S. Postal Service beginning Friday. The annual report and proxy statement is also available on the Company Information page on alaskasworld.com.

The 2006 Annual Report contains special content this year in honor of Alaska Airlines’ 75th and Horizon Air’s 25th anniversaries.

How to vote shares:

•	Employees can vote via the Internet, by phone or regular mail.

•

Employees who hold shares through an Alaska Airlines or Horizon Air 401(k) plan must vote their shares by June 8 so the trustee can count and submit them in advance of the shareholder meeting on June 12. Follow instructions provided by the trustee in connection with your 401(k) plan shares.

•	Shares held through an Alaska Airlines or Horizon Air 401(k) cannot be voted at the meeting.

•

Trustees of the Alaska Airlines and Horizon Air 401(k) plans will vote only those shares for which they receive instructions. Absent instructions from the employee owner, the shares will not be counted.

•

Voting instructions for shares held outside a 401(k) account must be received by June 11, unless employees make arrangements to vote their shares in person at the meeting by requesting a legal proxy from their broker.

•

Employees who own shares through more than one account will receive more than one form for voting, although efforts have been made to consolidate forms into a single e-mail or envelope. Simply follow the instructions provided with each voting form.

•	Employees are encouraged to keep their address current with their broker, the company’s transfer agent, Computershare, and Alaska’s Human Resources Department.

•

Participants in the Employee Stock Purchase Plan must report changes of address to the Corporate Affairs Department. Please contact Ruth Gonzalez at (206) 392-5131 or ruth.gonzalez@alaskaair.com to report a change of address to your ESPP account.

This year, the Alaska Air Group board of directors has nominated three directors for re-election: Bill Ayer, Marc Langland and Dennis Madsen. The board has recommended shareholders vote “for” the nominees.

In addition to electing Alaska Air Group directors, employees have several important issues to consider, said Karen Gruen, managing director of corporate affairs. “Shareholders are also being asked to consider six shareholder proposals, which the board is recommending a vote ‘against,’ “ Gruen said.

The Proxy Statement contains more information. Employee shareholders are encouraged to read the statement carefully, take time to make an informed decision and vote all their shares.

Employees who do not receive a printed copy of the annual report and proxy statement may request one from Ruth Gonzalez at (206) 392-5131 or via FirstClass.

Employee shareholders urged to vote shares

May 18, 2007

Employees who own shares of Alaska Air Group common stock will soon receive (if they haven’t already) notification of the annual meeting and an instruction form for voting their shares.

The notification, which will also include the company’s 2006 Annual Report and 2007 Proxy Statement (featuring a tribute to Alaska Airlines’ 75th anniversary this year and Horizon Air’s 25th anniversary last year), was mailed via the U.S. Postal Service beginning May 11. The annual report and proxy statement, which feature a tribute to Alaska Airlines’ 75th anniversary this year and Horizon Air’s 25th anniversary last year, can also be accessed online.

How to vote shares

•	Employees can vote via the Internet, by phone or regular mail.

•

Employees who hold shares through an Alaska Airlines or Horizon Air 401(k) plan must vote their shares by June 8 so the trustee can count and submit them in advance of the shareholder meeting on June 12. Follow instructions provided by the trustee in connection with your 401(k) plan shares.

•	Shares held through an Alaska or Horizon 401(k) cannot be voted at the meeting.

•	Trustees of the Alaska and Horizon 401(k) plans will vote only those shares for which they receive instructions. Absent instructions from the employee owner, the shares will not be counted.

•

Voting instructions for shares held outside a 401(k) account must be received by June 11, unless employees make arrangements to vote their shares in person at the meeting by requesting a legal proxy from their broker.

•

Employees who own shares through more than one account will receive more than one form for voting, although efforts have been made to consolidate forms into a single e-mail or envelope. Simply follow the instructions provided with each voting form.

•	Employees are encouraged to keep their address current with their broker, the company’s transfer agent, Computershare, and Horizon’s Employee Resources department.

•

Participants in the Employee Stock Purchase Plan must report changes of address to Alaska’s Corporate Affairs Department. Please contact Ruth Gonzalez at 206-392-5131 or ruth.gonzalez@alaskaair.com to report a change of address to your ESPP account.

This year, the Alaska Air Group board of directors has nominated three directors for re-election: Bill Ayer, Marc Langland and Dennis Madsen. The board has recommended shareholders vote “for” the nominees.

In addition to electing Alaska Air Group directors, employees have several important issues to consider, according to Karen Gruen, managing director of corporate affairs for Alaska.

“Shareholders are also being asked to consider six shareholder proposals, which the board is recommending a vote ‘against,’” Gruen says.

The Proxy Statement contains more information. Employee shareholders are encouraged to read the statement carefully, take time to make an informed decision, and vote all their shares.

Employees who do not receive a printed copy of the annual report and proxy statement may request one from Gonzalez.